TAXES (Details Narrative) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Dec. 31, 2022	Dec. 31, 2021
Reduced tax rate	15.00%	0.15%	15.00%	15.00%
Enterprise income tax rate	25.00%	25.00%
Income tax rate	15.00%		25.00%	25.00%
Reduced income tax due to tax rate reduction	$ 200	$ 40
Net income per share basic and diluted	$ 0.01	$ 0.03
Hong Kong [Member]
Income tax rate	16.50%	16.50%